UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2006

The York Water Company
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-690 (Commission File Number)	23-1242500 (I.R.S. Employer Identification No.)

130 East Market Street
York, PA	17401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On November 30, 2006, The York Water Company (“we”, “us”, “our” or the “Company”), entered into an Underwriting Agreement with Janney Montgomery Scott LLC as the sole underwriter, which provides for the issuance and sale by the Company and the purchase by the underwriter of 645,000 shares (the “Firm Shares”) of our common stock at $17.90 per share. We have also granted to the underwriter an option to purchase up to 96,750 additional shares of our common stock (collectively with the Firm Shares, the “Shares”), to cover over-allotments, if any. The sale of the Firm Shares will result in net proceeds to the Company, after underwriting commissions and offering expenses, of approximately $10.9 million. The offering of the Shares has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-137932). We expect the transaction to close on Wednesday, December 6, 2006. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report.

     In addition, on December 1, 2006, we issued a press release announcing the pricing of the public offering described above. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

           This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that we believe to be reasonable as of today’s date. Statements in this Current Report on Form 8-K that are forward-looking statements are subject to various risks and uncertainties concerning specific factors described in our 2005 Annual Report on Form 10-K, our most recently filed Quarterly Report on Form 10-Q and other SEC filings. Such information contained herein represents our management’s best judgment as of the date hereof based on information currently available. We do not intend to update this information and disclaim any legal obligation to the contrary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated November 30, 2006, between The York Water Company and Janney Montgomery Scott LLC.

99.1	Press Release, dated December 1, 2006, issued by The York Water Company

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE YORK WATER COMPANY

Date: December 1, 2006	By: /s/ KATHLEEN M. MILLER
Kathleen M. Miller Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

1.1	Underwriting Agreement, dated November 30, 2006, between The York Water Company and Janney Montgomery Scott LLC.

99.1	Press Release, dated December 1, 2006, issued by The York Water Company